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                                                                    EXHIBIT 99.1


                                    CONSENT
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   Pursuant to Rule 438 of the General Rules and Regulations under the
Securities Act of 1933, I hereby consent to being named in the Proxy Statement\Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.



By: Stephen t. McLin                          Dated: September 12, 1997
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   Stephen T. McLin